               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 24, 2000

                   THE POTOMAC EDISON COMPANY
     (Exact name of registrant as specified in its charter)

Maryland & Virginia      1-3376-2               13-5323955
(State or other          (Commission File       (IRS Employer
jurisdiction of         Number)                 Identification
incorporation)                                  Number)


                     10435 Downsville Pike
                Hagerstown, Maryland 21740-1766

(Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (301)  790-3400

Item 5.   Other Events.

               On April 24, 2000, The Potomac Edison Company filed its amended and restated charter in Virginia. On April 26, 2000, The Potomac Edison Company filed its amended and restated charter in Maryland. The amended and restated charter is attached hereto as Exhibit 3.1.

               On April 26, 2000, Allegheny Energy, Inc. issued a news release reporting first-quarter 2000 earnings.
          The news release is filed herewith as Exhibit 99.1.
          The earnings release is filed herewith as Exhibit 99.2. The portion of the West Virginia extraordinary charge that is attributable to The Potomac Edison Company is $12.3 million.

Item 7    Exhibits

          Ex. 3.1        Charter, as amended and restated.

          Ex. 99.1       News Release dated April 26, 2000.
          Ex. 99.2       Allegheny Energy Earnings First Quarter 2000.








                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                The Potomac Edison Company

                                  /s/ Thomas K. Henderson


Dated:  April 27, 2000          By:  ____________________
                                Name: Thomas K. Henderson
                                Title:       Vice President

                         EXHIBIT INDEX


Item No. 7    Exhibits

              Ex.  3.1         Charter,  as amended and restated.

              Ex.  99.1        News  Release dated April 26, 2000.
              Ex.  99.2        Allegheny Energy Earnings First Quarter 2000.